UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 8, 2015

NATIONAL AUTOMATION SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53755	26-1639141
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8965 S Eastern Ave., Suite 120E
Las Vegas, NV		89123
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 871-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

On July 8, 2015, National Automation Services, Inc. (the “Company”), filed with the Secretary of State of the State of Nevada a Certificate of Amendment to Articles of Incorporation (the “Certificate of Amendment”) to change its name to “National Energy Services, Inc” and increase its authorized number of shares of common stock from 75,000,000 to 150,000,000. The Certificate of Amendment becomes effective on July 15, 2015. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

The name change has been approved by FINRA and will become effective at the opening of trading on July 15, 2015 under a new ticker symbol “NESV”. In addition to the Company’s new symbol, the Company’s new CUSIP number is: 63581T101

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits.

3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 14, 2015

NATIONAL ENERGY SERVICES, INC.

By:	/s/ Robert W. Chance
Name: Robert W Chance
Title: President and Chief Executive Officer